UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2006

GUESS?, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-11893	95-3679695
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street,
Los Angeles, California		90021
(Address of principal executive offices)		(Zip Code)

(213) 765-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 20, 2006, Guess? Royalty Finance LLC, an indirect wholly-owned subsidiary of Guess?, Inc., completed the previously announced optional redemption of all of its outstanding 6.75% Secured Notes due 2012 (the “Notes”).  The Notes, which were originally issued on April 28, 2003, were secured by rights and interests in certain specific intellectual property and licenses and royalties payable thereunder.  The final aggregate cash consideration paid to the holders of the Notes for the redemption totaled $32,750,479.14.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2006	GUESS?, INC.

/S/ CARLOS ALBERINI
Carlos Alberini
President and Chief Operating Officer